FORM N-CSRS

INVESTMENT COMPANY ACT FILE NUMBER(S): 811-08492

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:

PRINCIPLED EQUITY MARKET FUND

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:

20 WILLIAM STREET
WELLESLEY, MA 02481

NAME AND ADDRESS OF AGENT FOR SERVICE:

CHRISTOPHER WILLIAMS
5072 ANNUNCIATION CIRCLE
AVE MARIA, FL 34142

REGISTRANT'S TELEPHONE NUMBER:  (239) 304-1679

DATE OF REPORTING PERIOD:        JUNE 30, 2015

ITEM 1.	REPORT TO SHAREHOLDERS

A copy of the Registrant's Semi Annual Report that was transmitted to shareholders can be found below.

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PRINCIPLED EQUITY MARKET FUND

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INVESTMENT ADVISER
F.L. Putnam Investment Management Company
20 William Street
Wellesley, Massachusetts 02481

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SEMI ANNUAL REPORT
JUNE 30, 2015
(UNAUDITED)

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To the Shareholders of the Principled Equity Market Fund (the “Fund”):

We are writing to you to tell you of a new and positive development concerning your Fund.

The mid 1990s was a period in which the use of computers in investing was escalating, and 'indexing', or 'passive investment management', which attempts to replicate the investment results of a major index (such as the Standard & Poor’s 500 Stock Index) by buying all (or a selection sufficient to the task) of the stocks in the subject index, was becoming recognized as a strategy which was likely to provide returns superior to those provided, on average, by the more conventional methods used to select securities (generally called 'active management').

At the time there were few if any 'indexed' mutual funds which could be used by so-called "Socially Responsible" or "Ethical" investors (terms commonly used at the time), because the few funds available purchased stocks issued by all or many of the companies in the index, including the considerable number involved with activities or products or services which individual Socially Responsible investors wished to avoid.

To remedy this lack, a major interstate religious hospital system asked F L Putnam Investment Management Company to create a mutual fund which would replicate the results of the domestic equity markets (primarily as represented by the S & P 500 Stock Index) while avoiding the stocks of companies which were objectionable to any investor with religious, ethical, social, environmental, or other non-financial criteria. At the highest point 40 or more different non-financial 'avoidance' criteria were applied.

The original investors were drawn primarily from the Hospital System and the Clients of F L Putnam.

These Shareholders included Hospitals, Religious Communities, Colleges, Secondary Schools, other educational entities, Charities, Churches of various denominations, Dioceses, other Church affiliated institutions, Unions, and numerous individuals.

From the Fund's inception at the end of 1996, F L Putnam, as the Manager, has screened a significant universe of companies to eliminate the ones not acceptable; PanAgora Asset Management has taken the acceptable companies remaining and constructed  portfolios for the Fund, Cardinal Investment Services has served as Administrator, Livingston and Haynes as Auditor, and legal services have been provided by Sullivan and Worcester of Boston and Washington D.C., which organized the  Fund ,Clark Hill (formerly Thorp Reed)  of Pittsburgh, Pa. and James B. Craver, Esq., Attorney and Chief Compliance Officer for the Fund.

For the nearly two decades since the Fund's inception the Fund has achieved its objective, closely approximating the returns of the S&P 500, and thereby providing its investors with a higher return than that which has reportedly been recorded by the majority of active investors during the same period. There are no records which show the results recorded by every individual single investment account. But the past is not necessarily predictive of the future, and the investment industry is rapidly evolving in its use of computers and other means to create new products, including many 'offshoots' of traditional indexing. Several trends appear to be emerging.

First, there has been a tremendous migration of assets from active management into indexed funds generally, which may have unpredictable results.  There appear to be built in limits to infinite expansion in many parts of the world which surrounds us, and that limiting process may apply here. If so, one possible result may be that the dramatically increased  amount of assets in indexed products may  prove to be a 'drag' on the genre's ability to generate higher returns than the 'actively-managed' competition in the future. Another possibility may be that the surviving actively-managed products may, through a process not unlike the Spenserian/Darwinian notion of the "Survival of the Fittest", become increasingly competitive and effective, and harder for the large mass of indexed products to 'outperform', leaving the shareholders in indexed funds with disappointing results relative to the actively-managed universe.

Second, the indexed universe itself is no longer monolithic. Instead of the traditional 'capitalization weighted' funds it is splintering into all kinds of new entities, some of which are relatively simple (such as 'equal weighted' funds, a model concerning which we have written to you in the past as  a possible future, more profitable, structure for Principled Equity Market Fund). Others are increasingly complex, with names such as 'risk parity', 'smart index', 'smart beta' 'intelligent' 'cybernetic'  etc.  There are even some instances in which indices appear to have been created for the sole purpose of providing an index for which a fund can be created to replicate.

Third, where our Fund was originally alone in its ability to incorporate multiple unacceptable criteria into an index fund, today there are other funds following the same practice, and available to Socially Responsible investors.

And finally from an operational point of view in recent periods there have been few transactions in the Fund’s shares outside of repurchases by the Fund. Additionally, the cost of operating a mutual fund has increased due to changing law and regulation.

After reflecting on  all of these matters, and considering the difficulty of predicting the future, and further considering the fact that the securities markets are at all-time highs and our Shareholders have accumulated good profits, your Trustees (all of whom are themselves Shareholders or associated with Shareholders)  have decided, in their best business judgment, that it is in the best interest of all of you as Shareholders that the Fund terminate operations in good order at this time, and return to all Shareholders  each one's share of the Fund's assets after paying all liabilities, including the significant accumulated profits.

Consequently, we currently are in the process of implementing this decision.

It gives us all great pleasure to be able to do this for our Shareholders at this time. It is the best possible news for an organization like this to be able to bring to its constituents. If it occurs to us in the future that there may be another seemingly attractive development or opportunity in which you might be interested, you may hear from us again.

Meanwhile, thanks to all of you for permitting us to invest a portion of your assets.

For the Trustees -

David W.C. Putnam
Trustee and President

************************************************

There are no statistics available which include the aggregate results recorded by the entire universe of non-professional/individual investors.

Average Annual Total Return

	Six Months *	1 Year	3 Year	5 Year	10 Year	Since Inception
Principled Equity Market Fund	2.54%	8.99%	18.37%	17.17%	7.37%	7.42%
Standard & Poor’s 500 Index	1.23%	7.42%	17.31%	17.34%	7.89%	7.66%

* Not annualized for the period from December 31, 2014 to June 30, 2015.

The Standard & Poor’s 500 Index returns shown above assume reinvestment of dividends but, unlike the Fund’s returns, do not reflect any fees or expenses.  If fees and expenses such as those incurred by the Fund were applied against the index returns, the returns shown for the index would have been lower.  It is important to remember that one cannot invest directly in an unmanaged index.

The table shown above does not reflect the deduction of taxes a shareholder might pay on distributions or redemptions.

PRINCIPLED EQUITY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2015
(Unaudited)

Assets:
Investments in securities, at fair value (cost $1,915; see Schedule of Investments, Notes 1, 2, 3 & 7)	$1,915
Cash	2,094,889
Dividends receivable	1,687
Total assets	2,098,491

Liabilities:
Accrued expenses and other liabilities (Notes 4, 5 & 6)	203,189
Total liabilities	203,189

Net assets	$1,895,302

Analysis of Net Assets:
Capital stock (2,750,000 shares authorized at no par value, amount paid in on 80,891 shares outstanding) (Note 1)	1,895,302
Accumulated undistributed net investment income (Note 1)	--
Accumulated realized gain from security transactions (Note 1)	--
Net unrealized appreciation in value of investments (Note 3)	--
Net assets (equivalent to $23.43 per share, based on 80,891 capital shares outstanding)	$1,895,302

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

STATEMENT OF OPERATIONS
JUNE 30, 2015
(Unaudited)

Investment Income:
Dividends (Note 1)	$319,782
Other income	3,611
Total income	323,393

Expenses:
Advisory fees, net (Notes 4 & 6)	40,321
Audit fees (Note 5)	30,361
Legal fees (Note 6)	53,600
Administration fees (Note 5)	26,250
Transfer fees (Note 5)	24,969
Custodian fees	21,514
Trustees' fees and expenses	9,584
Compliance expenses (Note 6)	14,435
Insurance expenses	66,695
Marketing expenses	6,100
Membership and subscription expenses	7,279
Costs of reports to shareholders	10,640
Other expenses	15,414
Total expenses	327,162

Net investment loss	(3,769)

Realized and unrealized gain from investments:
Net realized gain from investments	22,036,725
Decrease in net unrealized appreciation on investments	(21,185,063)
Net realized and unrealized gain from investments	851,662

Net increase in net assets resulting from operations	$847,893

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets from operations:
Net investment (loss) income	$(3,769)	$357,006
Net realized gain from investments	22,036,725	1,201,761
Net unrealized (depreciation) appreciation on investments	(21,185,063)	3,095,063
Net increase in net assets resulting from operations	847,893	4,653,830
Distributions to shareholders:
From net investment income ($0.27 per share in 2014)	--	(432,368)
From net realized gain on investments ($0.80 per share in 2014)	--	(1,257,655)
Total distributions to shareholders	--	1,690,023)

From capital share transactions:

	Number of Shares
	2015	2014
Proceeds from sale of shares	--	--	--	--
Shares issued to share- holders in distributions reinvested	--	39,927	--	926,690
Cost of shares redeemed	(1,537,022)	(102,026)	(35,920,202)	(2,279,585)
Decrease in net assets resulting from capital share transactions	(1,537,022)	(62,099)	(35,920,202)	(1,352,895)

Net decrease (increase) in net assets			(35,072,309)	1,610,912
Net assets:
Beginning of period			36,967,611	35,356,699
End of period (including undistributed net investment income of $0 and $23,963, respectively)			$1,895,302	$36,967,611

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

FINANCIAL HIGHLIGHTS
(for a share of capital stock outstanding throughout each period)

	Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011

Investment income	$4.04	$0.57	$0.50	$0.40	$0.30
Expenses, net	4.09	0.30	0.24	0.19	0.19
Net investment loss (income)	(0.05)	0.27	0.26	0.21	0.11
Net realized and unrealized gain (loss) on investments	0.63	2.60	5.58	2.15	(0.07)
Total from investment operations	--	2.87	5.84	2.36	0.04
Distributions to shareholders:
From net investment income	--	0.27	0.25	0.21	0.12
From net realized gain on investments	--	0.80	1.79	0.28	--
Net increase (decrease) in net asset value	0.58	1.80	3.80	1.87	(0.08)
Net asset value:
Beginning of period	22.85	21.05	17.25	15.38	15.46
End of period	$23.43	$22.85	$21.05	$17.25	$15.38

Total Return	2.54%	13.56%	33.91%	15.37%	0.27%
Net assets, end of period	$1,895,302	$36,967,611	$35,356,699	$31,760,978	$29,434,920
Ratio of expenses to average net assets	0.90%	1.09%	0.97%	1.08%	1.20%
Ratio of net investment income to average net assets	(0.01%)	0.99%	1.05%	1.23%	0.74%
Portfolio turnover	0.02	0.03	0.04	0.03	0.08
Average commission rate paid	0.0123	0.0087	0.0118	0.0120	0.0090
Number of shares outstanding at end of period	80,891	1,617,913	1,680,012	1,841,209	1,913,633

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 2015

(Unaudited)

Quantity	Value (Note 1)
RIGHTS – 0.10%
1,800 Safeway Casa Ley CVR	$1,827
1,800 Safeway PDC, LLC CVR	88
1,915

CASH & OTHER ASSETS, LESS LIABILITIES – 99.90%	1,893,387

Total Net Assets	$1,895,302

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2015
(Unaudited)

1. Significant Accounting Policies:

Principled Equity Market Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end investment management company. The Trust seeks to provide long-term capital appreciation by investing in equity securities that the Trust’s management believes will contribute to the achievement of the Trust’s objective and that do not possess characteristics (i.e., products, services, geographical areas of operation or other similar nonfinancial aspects) that management believes are unacceptable to substantial constituencies of investors concerned with the ethical and/or social justice characteristics of their investments. In seeking to achieve its investment objective, the Trust purchases “acceptable” securities, identified as such by the Manager, that will, in the Sub-Adviser's opinion, contribute to this goal.

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

On February 10, 2014, the Trust received written notice from the Chicago Stock Exchange (the “Exchange” or “CHX”) informing the Trust that the CHX was proposing to delist the Trust’s shares because the Trust had become so closely held and so thinly traded that it was no longer feasible to maintain a reasonable market in the shares of the Trust pursuant to CHX Article 22, Rule 22(b) and its Tier II maintenance standards. The Board of Trustees of the Trust decided not to appeal the decision of the CHX.  As a result, the Trust’s shares were delisted from the Exchange on March 10, 2014.

During July 2014, the Trust was approved to be traded on the OTC Bulletin Board (“OTCBB”).

The following is a summary of significant accounting policies followed by the Trust which are in conformity with those generally accepted in the United States of America’s investment company industry.

A.
Use of Estimates-- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B.
Investment Securities-- For financial reporting purposes, the Trust’s investment holdings and Net Asset Value (NAV) include trades executed through the end of the last business day of the period.  The NAV per share for processing shareholder transactions is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern, and includes trades executed through the end of the prior business day. All investments in securities are recorded at their estimated fair value, as described in Note 2. Temporary cash investments are stated at cost, which approximates market value.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses from sales of investments are calculated using the "identified cost" method for both financial reporting and federal income tax purposes.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

PRINCIPLED EQUITY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2015
(Unaudited)
(Continued)

The foreign dividend income is presented on the Statement of Operations net of any foreign tax withholdings, when applicable.

C.
Income Taxes-- The Trust has elected to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year all of its taxable income to its shareholders. No provision for federal income taxes is necessary since the Trust intends to qualify for and elect the special tax treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code.  The Trust also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for the taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

The Trust recognizes the tax benefit from any uncertain tax position only if it is more likely than not that the tax position will be sustained upon examination by the taxing authorities, based on the technical merits of the tax position.  Any tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution. Management has analyzed the Trust’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013) or expected to be taken in the Trust’s 2015 tax returns.

The Trust identifies its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Trust also follows the policy to recognize interest and penalties related to unrecognized tax benefits (if any) in income tax expense.  No such interest and penalties have been accrued as of June 30, 2015.

D.	Capital Stock-- The Trust records the sales and redemptions of its capital stock on trade date.

E.
Distributions to Shareholders-- Dividends to shareholders from net investment income, if any, and net capital gains, if any, are paid at least annually and as required to comply with Federal excise tax requirements. Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

PRINCIPLED EQUITY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2015
(Unaudited)
(Continued)

Shareholders may reinvest net investment income and capital gain distributions in additional shares of the Trust at the net asset value as of ex-dividend date or, at the election of the shareholder, receive distributions in cash.  For tax purposes, distributions from net short-term capital gains are considered to be from ordinary income.

F.
Recent Accounting Pronouncements-- In June 2014, FASB issued Accounting Standards Update 2014-11 (“ASU 2014-11”), Transfers and Servicing (Topic 860) - Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e. repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions.  ASU 2014-11 is effective for the first interim or annual period beginning after December 15, 2014.  Although still evaluating the potential impacts of ASU 2014-11 to the Trust, management does not expect the adoption of the ASU to have an effect on the Trust.

2. Securities Valuations:

As described in Note 1, the Trust utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1- Unadjusted quoted prices in active markets for identical investments.

Level 2- Other significant observable inputs other than quoted prices included in Level 1 that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3- Significant unobservable inputs, to the extent relevant observable inputs are not available; representing the Trust’s own assumptions about the assumptions that a market participant would use in valuing the asset, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust’s major categories of investments measured at fair value on a recurring basis follows.

PRINCIPLED EQUITY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2015
(Unaudited)
(Continued)

Equity securities (common stock). Each day securities traded on national security exchanges (or reported on the NASDAQ national market) are stated at the last reported sales price on the primary exchange on which they are listed, or if there has been no sale, at the current bid price. Other securities for which market quotations are readily available are valued at the last known sales price or, if unavailable, the known current bid price which most nearly represents current market value.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Trust's investments measured at fair value as of June 30, 2015:

	Level 1	Level 2	Level 3	Total
Rights	$--	$--	$1,915	$1,915
Total Rights	$--	$--	$1,915	$1,915

There were no transfers between Level 1, Level 2, and Level 3 during the six months ended June 30, 2015.

A reconciliation of the far value measurements using significant unobservable inputs (Level 3) is as follows:

	Private Company	Other Investment Companies	Rights	Total
Beginning balance at January 1, 2015	$--	$--	$--	$--
Total gains (losses) realized or unrealized	$--	$--	$--	$--
Sales	$--	$--	$--	$--
Transfers in and/out of Level 3	$--	$--	$1,915	$1,915
Ending balance at June 30, 2015	$--	$--	$1,915	$1,915

3. Tax Basis of Investments:

At June 30, 2015 the total cost of investments for federal income tax purposes was identical to the total cost on a financial reporting basis. The federal income tax basis of the Trust’s investments at June 30, 2015 was $1,915. Aggregate gross unrealized appreciation in investments in which there was an excess of market value over tax cost was $0.

Net unrealized appreciation in investments for tax purposes at June 30, 2015 was $0.

4. Investment Advisory and Sub-Advisory Agreements:

The Trust has entered into an Investment Advisory Agreement with F.L. Putnam Investment Management Company (“F.L. Putnam” or the "Adviser") and a Sub-Advisory Agreement with PanAgora Asset Management, Inc. (“PanAgora” or the “Sub-Advisor”).

PRINCIPLED EQUITY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2015
(Unaudited)
(Continued)

The Advisory Agreement provides that F.L. Putnam will be responsible for overall management of the Trust’s activities, will supervise the provision of administrative and professional services to the Trust, will provide all necessary facilities, equipment, personnel and office space to the Trust, and will provide the Sub-Advisor with a list of acceptable securities from which to select and effect investments for the Trust’s portfolio.

The Sub-Advisory Agreement provides that PanAgora will be responsible for investment of the Trust’s securities portfolio using the list of securities provided by F.L. Putnam.

The agreements provide that the Trust will pay F.L. Putnam 1/4 of 1 percent (0.25%) of the Trust’s average monthly net assets per year, of which F.L. Putnam will pay 60 percent or 15/100 of 1 percent (0.15%) to PanAgora, leaving F.L. Putnam with a net fee of 1/10 of 1 percent (0.10%).  For the six months ended June 30, 2015, the Trust incurred investment advisory fees of $16,128 from F.L. Putnam, and $24,193 from PanAgora.

F.L. Putnam, whose parent provided the necessary capital to establish the Trust, waived its total management fees from the inception of the Trust on December 20, 1996 through March 15, 2002 in order to assist the Trust in commencing operations. On March 15, 2002, the Board of Trustees authorized F.L. Putnam to begin receiving compensation for its services, and F.L. Putnam has received such compensation from that time.

At June 30, 2015, investment advisory fees of $9,427 were due and were included in "Accrued expenses and other liabilities" in the accompanying Statement of Assets and Liabilities. This entire amount was due to PanAgora.

5. Independent Registered Public Accountant, Administration and Transfer Agent Services:

Livingston & Haynes, P.C. serves as independent registered public accountant to the Trust. For the period, the Trust incurred fees of $30,000 for audit and tax preparation.

At June 30, 2015, audit and accounting fees of $30,000 were included in “Accrued expenses and other liabilities" in the accompanying Statement of Assets and Liabilities.

The Trust has entered into an agreement with Cardinal Investment Services, Incorporated for administrative and fund accounting services. Annual fees for these services are $35,000. At June 30, 2015, administrative and fund accounting fees of $11,667 were included in “Accrued expenses and other liabilities" in the Accompanying Statement of Assets and Liabilities.

The Trust has entered into an agreement with DST Systems, Incorporated for transfer agent and dividend disbursing agent services. Annual fees for these services are $25,000 with additional amounts for out-of-pocket expenses. At June 30, 2015, transfer fees of $14,767 were included in “Accrued expenses and other liabilities" in the accompanying Statement of Assets and Liabilities.

6. Related Parties:

David W.C. Putnam, the President, Secretary and a Trustee of the Trust, is also a director and an indirect beneficial owner of the parent of the Trust’s investment adviser. No amounts were paid by the Trust for his services as President, Secretary and Trustee for the six months ended June 30, 2015.

PRINCIPLED EQUITY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2015
(Unaudited)
(Continued)

Christopher Y. Williams, the Assistant Secretary and the Assistant Treasurer of the Trust, is also the President of Cardinal Investment Services, Incorporated, the Trust’s administrator. No amounts were paid by the Trust for his services as Assistant Secretary and Assistant Treasurer for the six months ended June 30, 2015.

James B. Craver, the Chief Compliance Officer, is also the General Counsel of the Trust. During the six months ended June 30, 2015 he was paid $4,800 for his services as Chief Compliance Officer and $6,588 for legal services he provided to the Trust. At June 30, 2015 no amounts were owed him for his services as Chief Compliance Officer and legal fees of $3,750 were included in “Accrued expenses and other liabilities" in the accompanying Statement of Assets and Liabilities for services as General Counsel of the Trust.

7. Purchases and Sales:

Aggregate cost of purchases and the proceeds from sales and maturities on investments for the six months ended June 30, 2015 were:

Cost of securities acquired:
U.S. Government and investments backed by such securities	$--
Other investments	845,281
$845,281
Proceeds from sales and maturities:
U.S. Government and investments backed by such securities	$--
Other investments	38,573,334
$38,573,334

8. Certain Transactions:

Until the Trust was delisted in March 2014, it was the Trust’s intention, as authorized by its Board of Trustees, to repurchase on the Chicago Stock Exchange shares of common stock of the Trust from time to time in such amounts as determined by the Trustees to be in the best interests of the Trust and its shareholders at a price no higher than the current net asset value of such shares. During 2014, the Trust’s weighted average discount per share between the cost of repurchase of the shares and the NAV applicable to such shares as of the date of the repurchase was 1.63%.

9. Distribution to Shareholders:

On December 3, 2014, a distribution of $1.07 per share was declared.  The distribution was paid on December 29, 2014 to shareholders of record on December 24, 2014.

The tax character of distributions paid during 2014 was as follows:

2014
Distributions paid from:
Ordinary income	$432,368
Long-term capital gain	1,257,655
$1,690,023

PRINCIPLED EQUITY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2015
(Unaudited)
(Continued)

During the year ended December 31, 2014, accumulated realized gain from security transactions was decreased by $70,069 and accumulated undistributed net investment income was increased by the same amount due to differences between book and tax accounting which arose from the distribution of net short-term capital gains. This reclassification had no effect on the net assets or net asset value per share of the Trust.

10. Tender Offer:

On August 1, 2014, the Trust issued an offer to purchase (the “Offer”) up to 83,052 of the Trust’s shares.  The Offer terminated on August 29, 2014.  Pursuant to the Offer, 769,347 shares of the Trust were tendered, which were accepted by the Trust on a pro rata basis of 0.10795 for each Trust share tendered for repurchase.  A total of 83,051 of the Trust’s shares were accepted at net asset value less a discount of 1% for a total of $22.78 per share, as determined as of the close of the New York Stock Exchange on August 29, 2014.  The aggregate purchase price was $1,891,902.

11. Liquidation and Termination of the Trust:

At a Special Meeting of the Board of Trustees on May 26, 2015, the Board approved a Plan of Liquidation and Termination of the Trust.  In approving the Plan of Liquidation and Termination, the Board considered the success of the Fund in achieving its objective since inception, prospects for growing the Trust and the erosion of the shareholder base that periodic tender offers would have on the Trust’s expense ratio.  As a result of the adoption of the Plan, the Trust’s activities are now limited to the winding down of its affairs.

In connection with the Trust’s Plan of Liquidation and Termination, on June 25, 2015 the Trust made a    Liquidation Distribution of $23.37 per share for 95% of the Trust’s outstanding common shares to shareholders of record as of June 15, 2015.

12. Subsequent Events:

The Trust paid a second and final Liquidation Distribution of $23.50 per share on August 5, 2015 in complete cancellation of all the outstanding shares of the Trust.

Supplemental Information

VOTING PROXIES ON TRUST PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Trust's portfolio is available without charge, upon request, by calling collect 239-304-1679, or on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the period ended June 30, 2014 is also available by calling collect 239-304-1679, or on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available, without charge and upon request, by calling collect 239-304-1679, or on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE TRUST'S INVESTMENT ADVISORY AGREEMENT

At a meeting of the Board of Trustees of the Trust held on October 21, 2014, the Board considered the re-approval for an annual period of the Trust's Investment Advisory Agreement (the "Management Agreement") with the Adviser, F.L. Putnam Investment Management Company, pursuant to which the Adviser provides the Trust with overall investment advisory and administrative services, and the Sub-Advisory Agreement with the Sub-Advisor, PanAgora Asset Management, pursuant to which the Sub-Advisor provides the Trust with investment advisory services.

Analysis of Nature, Extent and Quality of Services Provided to the Trust.

The Board members received a presentation from representatives of the Adviser and the Sub-Advisor regarding services provided to the Trust and discussed the nature, extent and quality of the services provided to the Trust pursuant to its Management Agreement. The Adviser's representatives reviewed the Trust's permitted investments, its screening process to ensure that only permitted investments as described in the Trust's prospectus are held by the Trust, and a comparison of the Trust's investment performance to the S&P 500 Index and other relevant benchmarks. The Board members also considered the Adviser's and the Sub-Advisor's research and portfolio management capabilities and their administrative, accounting and compliance infrastructure. The Board also considered the Adviser's and Sub-Advisor's brokerage policies and practices and the standards applied in seeking best execution, and their code of ethics and compliance policies and practices.

Comparative Analysis of the Trust's Performance and Investment Advisory Fee and Expense Ratio.

The Board members reviewed the Trust's performance and comparisons to the S&P 500 Index and to certain other funds which have similar exclusionary criteria with respect to permitted investments. The Board members noted that the Trust's total return performance for the year-to-date was comparable to the relevant Index, notwithstanding the exclusionary criteria which limits the Trust's universe of potential investments. The Board members also discussed the Trust's investment advisory fee and expense ratio and reviewed the range of investment advisory fees and expense ratios as compared to a comparable group of Trusts (the "Expense Group") and a broader group of Trusts (the "Expense Universe"). The Board members noted that the actual and contractual investment advisory fees and total expense ratio of the Trust were competitive with the Expense Group medians.

Representatives of the Adviser reviewed with the Board members the investment advisory fees paid by other accounts managed by the Adviser and the Sub-Advisor with similar investment objectives, policies and strategies as the Trust (the "Similar Accounts"). The Adviser's representatives explained the nature of the Similar Accounts and the differences in providing services to such Similar Accounts as compared to managing and providing services to the Trust. Representatives of the Adviser and the Sub-Advisor noted that they do not manage other trusts with similar investment objectives, policies and strategies as the Trust. The Board also considered advisory and administrative fee information from other similar funds provided by the Trust's Administrator. The Board analyzed the differences in fees paid to the Adviser and Sub-Advisor and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts and the other funds to evaluate the appropriateness and reasonableness of the Trust's investment advisory fee.

Analysis of Profitability and Economies of Scale.

The Adviser's representatives reviewed the dollar amount of expenses allocated and profit received by the Adviser and Sub-Advisor and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the Trust, and the extent to which economies of scale would be realized if the Trust grows and whether fee levels reflect these economies of scale for the benefit of Trust investors. The Board members also considered potential benefits to the Adviser and Sub-Advisor from acting as investment advisers to the Trust, including any soft dollar arrangements with respect to trading the Trust's investments.

It was noted that the Board members should consider the Adviser's profitability with respect to the Trust as part of their evaluation of whether the fee under the Management Agreement and Sub-Advisory Agreement bear a reasonable relationship to the range of services provided by the Adviser and Sub-Advisor, including the nature, extent and quality of such services. It was further noted that a discussion of economies of scale is predicated on increasing assets and that, if a Trust's assets had been decreasing, the possibility that the Adviser may have realized any economies of scale would be less.

At the conclusion of these discussions, the Board, including all of the members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended), agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement and Sub-Advisory Agreement.

Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

•	The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Advisor are adequate and appropriate.

•	The Board noted the impact of the Trust's exclusionary investment criteria on the Trust's performance and its satisfaction with the Adviser's screening process for acceptable securities while emphasizing the need for continued diligence in that regard.

•	The Board concluded that the fees paid by the Trust to the Adviser and the Sub-Advisor were reasonable in light of the services provided, comparative performance, expense and investment advisory fee information (including the fee waiver and expense reimbursement arrangement), costs of the services provided and profits to be realized and benefits derived or to be derived by the Adviser and Sub-Advisor from its relationship with the Trust.

•	The Board determined that the economies of scale which may accrue to the Adviser and Sub-Advisor in connection with the management of the Trust had been adequately considered by them in connection with the investment advisory fee rate charged to the Trust, and that, to the extent in the future it were determined that material economies of scale had not been shared with the Trust, the Board would seek to have those economies of scale shared with the Trust.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Trust and its shareholders.

PRINCIPLED EQUITY MARKET FUND - OFFICERS & TRUSTEES

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustee
HOWARD R. BUCKLEY 20 Appletree Drive, South Portland, ME 04106 Age 79	Non-Interested Trustee	16 Years Served; Term is for Life	President, Chief Executive Officer and Director, (Retired) Mercy Health System of Maine	1	None
JAMES B. CRAVER 40 Miller Hill Road, Dover, MA 02030	Chief Compliance Officer and General Counsel	4 Years Served	Attorney, James B. Craver & Associates	1	None
SISTER ANNE MARY DONOVAN 447 Chestnut Hill Avenue, Brookline, MA 02146 Age 73	Non-Interested Trustee	16 Years Served; Term is for Life	Treasurer, Emmanuel College, Boston; Treasurer, Boston Province of the Sisters of Notre Dame de Namur	1	None
THOMAS A. HAMILTON 3400 Hamilton Avenue, Sarasota, FL 34242 Age 80	Non-Interested Trustee	1 Year Served; Term is for Life	Trustee, India Emerging Opportunities Fund Limited; Director, ASK Intermediaries Private Limited; Trustee, Enterprise Investment Managers Limited	1	None

SISTER MARY GEORGE O’TOOLE St. Joseph’s College of Maine 278 Whites Bridge Road Standish, Maine 04084 Age 80	Non-Interested Trustee	3 Years Served; Term is for Life	Archivist, St. Joseph’s College of Maine; former Vice President for Sponsorship and Mission Integration, St. Joseph’s College of Maine	1	None
DAVID W.C. PUTNAM 90 Lake Avenue, Newton Centre, MA 02459 Age 75	Interested Trustee, President & Secretary	18 Years Served; Term is for Life	President and Director, F.L. Putnam Securities Company, Inc., F.L. Putnam Investment Management Co.; former President and Director of F.L. Putnam Investment Management Company; Director, Atlas Water Co.; former Trustee, ING Mutual Funds (formerly Northstar and Advest Funds; former Director and Treasurer, Asian American Bank & Trust Co., Boston, MA	1	None
PATRICIA TOWER 26 Stonecleave Road North Andover, MA 01845 Age 53	Non-Interested Trustee	3 Years Served; Term is for Life	Director of Finance, Sisters of Notre Dame de Namur; Associate Treasurer, Emmanuel College	1	None

GEORGE A. VIOLIN 16 Main Street Dover, MA 02030 Age 70	Interested Trustee*	16 Years Served; Term is for Life	Physician; Principal, Ambulatory Surgical Centers of America, L.L.C.	1	None
CHRISTOPHER Y. WILLIAMS 5072 Annunciation Circle, Ave Maria, FL 34142	Asst. Secretary & Asst. Treasurer	18 Years Served	President, Cardinal Investment Services, inc.		None
JOEL M. ZIFF 344 Cambridge Road, Plymouth Meeting, PA 19462 Age 82	Chairman & Non Interested Trustee, Chairman of Audit Committee	16 Years Served; Term is for Life	Partner (retired) of Arthur Andersen & Co.	1	None

* Dr. Violin's son is currently employed by the Adviser

INVESTMENT ADVISER
F.L. Putnam Investment Management Company
20 William Street, Wellesley, Massachusetts 02481
(800) 344-3435

SUB-ADVISOR
PanAgora Asset Management, Inc.
470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210

ADMINISTRATOR AND FUND ACCOUNTANT
Cardinal Investment Services, Incorporated
5072 Annunciation Circle, Suite 317
Ave Maria, Florida 34142
(239) 304-1679

CUSTODIAN
State Street Bank & Trust Company
200 Clarendon Street, Boston, Massachusetts 02116

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Livingston & Haynes, P.C.
40 Grove Street, Suite 380, Wellesley, Massachusetts 02482

LEGAL COUNSEL
James B. Craver & Associates
42 Miller Hill Road, Dover, Massachusetts 02030

Clark Hill Thorp Reed
One Oxford Center, Pittsburgh, Pennsylvania 15219

TRANSFER AGENT
DST Systems, Inc.
210 West 10th Street, Kansas City, Missouri 64105

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus which includes information concerning the Trust's record or other pertinent information.

ITEM 2.	CODE OF ETHICS

This information was filed with the Registrant’s annual report on Form N-CSR. No waivers or amendments to the code of ethics were made during the period.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Joel M. Ziff, who is an "independent" trustee for the purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

This information was filed with the Registrant’s annual report on Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The Registrant's board of trustees has determined that the Registrant has a standing audit committee.  The names of the audit committee are Joel M. Ziff, Howard R. Buckley, Sr. Anne Mary Donovan, Thomas Hamilton, Sr. Mary George O’Toole, Patricia Tower and George A. Violin.

ITEM 6.	SCHEDULE OF INVESTMENTS

The schedule is included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Principled Equity Market Fund Proxy Voting Policy and Procedures

This policy is designed to reflect the fiduciary duty to vote proxies in favor of shareholder interests. In determining our vote, we will not subordinate the economic interest of the Fund to any other entity or interested party. The following guidelines will be used for each of the following four categories of issues:

Routine Proposals

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

>>	Approval of auditors
>>	Election of directors
>>	Indemnification provisions for directors
>>	Liability limitations of directors
>>	Name changes

Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder's investment. We will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the financial interest of the fund. Non-routine matters include:

>>	Mergers and acquisitions
>>	Restructuring
>>	Re-incorporation
>>	Changes in capitalization
>>	Increase in number of directors
>>	Increase in preferred stock
>>	Increase in common stock
>>	Stock option plans

Corporate Governance Proposals

We will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

>>	Poison pills
>>	Golden parachutes
>>	Greenmail
>>	Supermajority voting
>>	Dual class voting
>>	Classified boards

Shareholder Proposals

Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. We will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the Fund. Shareholder matters include:

>>	Annual election of directors
>>	Anti-poison pill
>>	Anti-greenmail
>>	Confidential voting
>>	Cumulative voting

The full Board has delegated to a sub committee consisting of two (2) board members and one (1) officer of the Trust the implementation of this policy with respect to specific votes by the Trust.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)  William G. Zink, Director of Macro-Strategies at PanAgora Asset Management, Inc. ("PanAgora"), has 40 years of investment management experience and has been with PanAgora since 1988.

(a)(2)
(i) William G. Zink
(ii)
RIC: 1 account; total AUM $37,057,132
Pooled: 4 accounts; total AUM $748,735,389
Other: 17 accounts; total AUM $1,969,575,431
(iii) 0 accounts with a performance fee
(iv)  N/A

(a)(3)
All of PanAgora's investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses.  All employees are evaluated by comparing their performance against tailored and specific objectives.  These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not the revenue associated with these accounts.

(a)(4) None
(a)(4)(b) N/A

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

REGISTRANT PURCHASES OF EQUITY SECURITIES

PERIOD 2015	TOTAL NUMBER OF SHARES PURCHASED	AVERAGE PRICE PAID PER SHARE	TOTAL NUMBER OF SHARES PURCHASED AS PART OF PUBLICALLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER OF SHARES THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
JAN 1-31	--	--	--	--
FEB 1-28	--	--	--	--
MAR 1-31	--	--	--	--
APR 1-30	--	--	--	--
MAY 1-31	--	--	--	--
JUN 1-30	1,537,022	23.37	1,537,022	--
TOTAL	1,537,022	23.37	1,537,022	--

ITEM 10.	SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

None

ITEM 11.	CONTROLS AND PROCEDURES

The Registrant's principal executive officers concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) that are in place are effective to ensure that the information required in filings by the Registrant on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.  The Registrant's principal executive officers concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS

(a)	Code of Ethics
(b)	Certifications